Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Condensed Income Statement
Interest income	$10,864	11,226	10,895	11,008	10,621
Interest expense	877	887	885	883	849
Net interest income	9,987	10,339	10,010	10,125	9,772
Provision for loan losses	15	55	372	396	90
Net interest income after provision	9,972	10,284	9,638	9,729	9,682
Non-interest income	2,430	2,615	2,846	2,750	2,642
Non-interest expense	7,968	7,908	8,593	8,468	8,292
Income before income taxes	4,434	4,991	3,891	4,011	4,032
Provision for income taxes	1,188	1,337	995	1,043	1,068
Net income	$3,246	3,654	2,896	2,968	2,964
Accreted income on acquired loans	$220	495	223	304	343
Tax-equivalent net interest income	$10,410	10,772	10,432	10,538	10,166

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16
Basic earnings per common share	$0.32	0.37	0.29	0.30	0.30
Diluted earnings per common share	$0.32	0.37	0.29	0.29	0.30
Book value per share	$14.52	14.30	14.70	14.66	14.39
Tangible book value per share	$11.11	10.86	11.24	11.17	10.88
Average basic common shares outstanding	9,995,054	9,984,344	9,962,571	9,922,024	9,916,114
Average diluted common shares outstanding	10,002,878	9,997,565	9,977,592	9,943,797	9,998,516
Shares outstanding at period end	10,009,642	9,998,025	9,993,695	9,937,262	9,931,788

Selected Financial Ratios
Return on average assets	1.01%	1.10%	0.87%	0.92%	0.93%
Return on average equity	9.10%	9.91%	7.82%	8.28%	8.37%
Dividend payout ratio	50.00%	43.24%	55.17%	53.33%	53.33%
Net interest margin (tax equivalent)	3.55%	3.56%	3.42%	3.55%	3.49%
Efficiency ratio (tax equivalent)	62.06%	59.07%	64.71%	63.73%	64.74%

Selected Balance Sheet Items
Cash and cash equivalents	$33,274	18,865	33,213	19,007	21,089
Investment securities and stock	371,501	368,032	394,798	399,345	393,976

Loans:
Commercial and industrial	$40,039	41,878	40,097	45,153	45,324
Commercial, secured by real estate	475,594	477,275	467,512	455,654	430,179
Residential real estate	260,853	265,788	268,574	266,625	271,812
Consumer	17,646	19,173	18,752	18,545	17,925
Agricultural	15,459	14,802	15,872	13,605	12,589
Other, including deposit overdrafts	609	633	619	635	643
Deferred net origination costs	281	254	236	248	242
Loans, gross	810,481	819,803	811,662	800,465	778,714
Less allowance for loan losses	3,328	3,575	3,798	3,373	3,150
Loans, net	$807,153	816,228	807,864	797,092	775,564

Total earning assets	$1,200,544	1,188,322	1,222,614	1,201,563	1,180,719
Total assets	1,319,074	1,306,799	1,333,536	1,312,635	1,285,922
Total deposits	1,148,198	1,110,905	1,158,921	1,124,698	1,120,208
Short-term borrowings	15,957	42,040	16,989	30,541	11,668
Long-term debt	480	598	662	726	789

	Three Months Ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Selected Balance Sheet Items, continued
Total shareholders’ equity	145,318	142,944	146,906	145,710	142,933
Equity to assets ratio	11.02%	10.94%	11.02%	11.10%	11.12%
Loans to deposits ratio	70.59%	73.80%	70.04%	71.17%	69.52%

Tangible common equity (TCE)	$110,745	108,178	111,946	110,541	107,567
Tangible common assets (TCA)	1,284,501	1,272,033	1,298,576	1,277,466	1,250,556
TCE/TCA	8.62%	8.50%	8.62%	8.65%	8.60%

Selected Average Balance Sheet Items
Cash and cash equivalents	$26,672	28,422	32,011	29,399	27,533
Investment securities and stock	366,499	380,138	396,620	396,130	389,648

Loans	$813,597	812,537	800,729	784,324	772,204
Less allowance for loan losses	3,557	3,654	3,382	3,103	3,130
Net loans	$810,040	808,883	797,347	781,221	769,074

Total earning assets	$1,188,383	1,204,360	1,212,232	1,193,585	1,171,709
Total assets	1,308,591	1,316,037	1,323,532	1,303,073	1,278,014
Total deposits	1,125,457	1,138,740	1,147,981	1,133,403	1,104,330
Short-term borrowings	28,500	20,406	16,328	14,355	20,710
Long-term debt	537	620	684	747	1,256
Total shareholders’ equity	144,672	146,602	147,371	144,185	142,447
Equity to assets ratio	11.06%	11.14%	11.13%	11.06%	11.15%
Loans to deposits ratio	72.29%	71.35%	69.75%	69.20%	69.93%

Asset Quality
Net charge-offs	$262	278	(53)	173	69
Other real estate owned	0	0	270	682	846

Non-accrual loans	3,869	5,725	4,619	2,697	3,328
Loans past due 90 days or more and still accruing	12	23	20	369	99
Total nonperforming loans	$3,881	5,748	4,639	3,066	3,427

Net charge-offs to average loans	0.13%	0.14%	(0.03)%	0.09%	0.04%
Allowance for loan losses to total loans	0.41%	0.44%	0.47%	0.42%	0.40%
Nonperforming loans to total loans	0.48%	0.70%	0.57%	0.38%	0.44%
Nonperforming assets to total assets	0.29%	0.44%	0.37%	0.29%	0.33%

Assets Under Management
LCNB Corp. total assets	$1,319,074	1,306,799	1,333,536	1,312,635	1,285,922
Trust and investments (fair value)	316,856	303,534	293,808	284,118	274,297
Mortgage loans serviced	99,324	100,982	105,018	107,189	107,992
Business cash management	7,670	9,058	7,647	8,551	6,773
Brokerage accounts (fair value)	199,019	188,663	179,244	163,596	157,713
Total assets managed	$1,941,943	1,909,036	1,919,253	1,876,089	1,832,697

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2017 (Unaudited)	December 31, 2016
ASSETS:
Cash and due from banks	$14,712	18,378
Interest-bearing demand deposits	18,562	487
Total cash and cash equivalents	33,274	18,865
Investment securities:
Available-for-sale, at fair value	326,676	320,659
Held-to-maturity, at cost	38,455	41,003
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	807,153	816,228
Premises and equipment, net	33,157	30,244
Goodwill	30,183	30,183
Core deposit and other intangibles	4,390	4,582
Bank owned life insurance	27,496	27,307
Other assets	11,920	11,358
TOTAL ASSETS	$1,319,074	1,306,799

LIABILITIES:
Deposits:
Noninterest-bearing	$270,999	271,332
Interest-bearing	877,199	839,573
Total deposits	1,148,198	1,110,905
Short-term borrowings	15,957	42,040
Long-term debt	480	598
Accrued interest and other liabilities	9,121	10,312
TOTAL LIABILITIES	1,173,756	1,163,855

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at March 31, 2017 and December 31, 2016; issued 10,763,269 and 10,751,652 shares at March 31, 2017 and December 31, 2016, respectively	76,691	76,490
Retained earnings	82,381	80,736
Treasury shares at cost, 753,627 shares at March 31, 2017 and December 31, 2016	(11,665)	(11,665)
Accumulated other comprehensive income, net of taxes	(2,089)	(2,617)
TOTAL SHAREHOLDERS' EQUITY	145,318	142,944
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,319,074	1,306,799

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
INTEREST INCOME:
Interest and fees on loans	$8,915	8,627
Interest on investment securities –
Taxable	1,093	1,189
Non-taxable	799	758
Other short-term investments	57	47
TOTAL INTEREST INCOME	10,864	10,621
INTEREST EXPENSE:
Interest on deposits	843	823
Interest on short-term borrowings	30	14
Interest on long-term debt	4	12
TOTAL INTEREST EXPENSE	877	849
NET INTEREST INCOME	9,987	9,772
PROVISION FOR LOAN LOSSES	15	90
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,972	9,682
NON-INTEREST INCOME:
Trust income	852	763
Service charges and fees on deposit accounts	1,222	1,193
Net gain (loss) on sales of securities	—	371
Bank owned life insurance income	189	169
Gains from sales of loans	39	41
Other operating income	128	105
TOTAL NON-INTEREST INCOME	2,430	2,642
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,526	4,563
Equipment expenses	211	249
Occupancy expense, net	568	569
State franchise tax	284	281
Marketing	143	167
Amortization of intangibles	185	187
FDIC insurance premiums	104	165
Contracted services	248	227
Other real estate owned	5	29
Merger-related expenses	—	—
Other non-interest expense	1,694	1,855
TOTAL NON-INTEREST EXPENSE	7,968	8,292
INCOME BEFORE INCOME TAXES	4,434	4,032
PROVISION FOR INCOME TAXES	1,188	1,068
NET INCOME	$3,246	2,964

Dividends declared per common share	$0.16	0.16
Earnings per common share:
Basic	0.32	0.30
Diluted	0.32	0.30
Weighted average common shares outstanding:
Basic	9,995,054	9,916,114
Diluted	10,002,878	9,998,516